UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  SEPTEMBER 2, 2009  (Date of earliest event reported)

THE ITALIAN OVEN, INC.
(Exact name of registrant as specified in its charter)

PA                                          0-27182                  25-1624305
                                                  (State or other jurisdiction                          (Commission File         IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 2.01  Completion of Acquisition of Assets

On August 27, 2009, the Italian Oven Inc. (Pink Sheets: IOVE) issued a press release announcing the acquisition of 25% of two Costa Rican corporations, 3-101-532180, S.A. d/b/a Marilyn Boutique, and Soluciones Faciles, S.A.  Marilyn Boutique is a speciality clothing store that needed assistance moving to the popular San Pedro Mall in San Jose, Costa Rica.  Soluciones Faciles, S.A. is a microloan provider in San Jose, Costa Rica.  The full text of the news release is as follows:

THE ITALIAN OVEN, INC., ACQUIRES OWNERSHIP INTEREST IN TWO ACTIVE COSTA RICAN ENTERPRISES.

Doylestown, Pennsylvania-- The Italian Oven, Inc. (PINKSHEETS: IOVE), soon to be named Accredited Business Consolidators Corp., acquired 25% of the capital stock of two Costa Rica enterprises.  Marilyn Boutique, officially 3-101-532180 S.A., operates a popular but unique fashion store in downtown San Jose, Costa Rica.  Marilyn Boutique combines sub-culture fashions including gothic, punk, burlesque, Victorian, metal, and vintage clothes along with popular fashions for both women and men.  When the corporation chose to move from its current location to the popular San Pedro Mall, it turned to Italian Oven International for assistance.  In exchange for 25% of the capital stock of 3-101-532180 S.A., the Italian Oven agreed to provide management and marketing services for three years in addition to guaranteeing a line of credit with the company's suppliers in the United States where the majority of the clothes are imported from. The Italian Oven provided a small cash infusion to the company to assist it with remodeling the new mall location that is slated to open in September 2009.  More information about Marilyn Boutique can be found www.marilyn.cr and pictures of the store can be found at www.theitalianoveninc.com.

Similarly, when Soluciones Faciles, S.A. of San Jose, Costa Rica, needed assistance in setting up marketing and technical facilities for its microloan and payday loan programs, it contacted Italian Oven Financial.  IOVE agreed to provide management and business development services to Soluciones Faciles for three years, along with a small investment for infrastructure programs, in exchange for 25% of the company's stock.  Soluciones Faciles already provides loans to consumers and it believes that Italian Oven Financial can assist it increase its exposure and locate internet advertising programs that will enable it to market the loans to customers.

IOVE's common stock, subject to a share issuance moratorium until January 2010, is structured as follows:

Total number of common shares:  938,291,700, authorized shares 999,999,999.
Restricted common belonging to My Pleasure Limited, United Kingdom:  500,000,000.
Public float shares:  325,161,800 (held by CEDE & Company).
Certificate shares:  113,129,900 (70,546,600 restricted, 42,583,300 unrestricted).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 2, 2009
THE ITALIAN OVEN, INC.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

          Twitter:  italianoven
          web:  www.theitalianoveninc.com
          fax:  1-267-371-5168